UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/16/2009

NovaRay Medical, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52731

Delaware	16-1778998
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

39655 Eureka Drive, Suite A, Newark, California
(Address of principal executive offices, including zip code)

(510) 619-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2009, Jack Price notified NovaRay Medical, Inc. (the "Company") of his resignation from the Company's Board of Directors (the "Board") effective December 31, 2009 or sooner depending on the preference of the Board. At the time of his resignation, Mr. Price did not serve on any committees of the Board. Mr. Price's resignation was not caused by any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Date: December 22, 2009	By:	/s/ William Frederick
William Frederick
Chief Financial Officer